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NUMBER          COMMON STOCK                                                                  COMMON STOCK
HS

                                                 [HUGHES SUPPLY, INC. LOGO]


               INCORPORATED UNDER THE LAWS                                                       SHARES

                 OF THE STATE OF FLORIDA                                                         SEE REVERSE
                                                                                                 FOR CERTAIN
                                                                                                ABBREVIATIONS


                                                        HUGHES SUPPLY, INC.


               THIS CERTIFIES THAT                                                         CUSIP 444482 10 3





               IS THE OWNER OF

                        FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE ONE DOLLAR ($1.00) PER SHARE OF
               Hughes Supply, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents.  This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
                        In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and the Corporate Seal to be hereunto affixed.

               Dated:

COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   AS TRANSFER AGENT
BY:                                    AND REGISTRAR         /s/ Benjamin P. Butterfield        /s/ A. S. Hall, Jr.


                                                                      SECRETARY                       PRESIDENT
[SEAL]                         AUTHORIZED SIGNATURE







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The corporation will furnish without charge to each stock holder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:





TEN COM - as tenants in common               UNIF GIFT MIN ACT --        Custodian
TEN ENT - as tenants by the entireties                            -------------------------
JT TEN  - as joint tenants with right of                         (Cust)            (Minor)
          survivorship and not as tenants                      under Uniform Gifts to Minors
          in common                                            Act
                                                                  -------------------------
                                                                        (State)
    Additional abbreviations may also be used though not in the above list.




For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________


         _____________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                        IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement (the "Rights Agreement") dated as of May 17, 1988, and amended as of June 5, 1997, between Hughes Supply, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.
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